CAPITAL ONE MASTER TRUST (RECEIVABLES)
MONTHLY PERIOD : October 2001

Beginning of the Month Principal Receivables :                                                              20,936,334,010.21
                                                                                                ------------------------------
Beginning of the Month Finance Charge Receivables :                                                            876,602,177.49
                                                                                                ------------------------------
Beginning of the Month Discounted Receivables :                                                                          0.00
                                                                                                ------------------------------
Beginning of the Month Total Receivables :                                                                  21,812,936,187.70
                                                                                                ------------------------------

Removed Principal Receivables :                                                                                          0.00
                                                                                                ------------------------------
Removed Finance Charge Receivables :                                                                                     0.00
                                                                                                ------------------------------
Removed Total Receivables :                                                                                              0.00
                                                                                                ------------------------------

Additional Principal Receivables :                                                                             910,208,574.19
                                                                                                ------------------------------
Additional Finance Charge Receivables :                                                                          3,999,807.07
                                                                                                ------------------------------
Additional Total Receivables :                                                                                 914,208,381.26
                                                                                                ------------------------------

Discounted Receivables Generated this Period                                                                             0.00
                                                                                                ------------------------------

End of the Month Principal Receivables :                                                                    21,444,605,916.91
                                                                                                ------------------------------
End of the Month Finance Charge Receivables :                                                                  862,221,512.44
                                                                                                ------------------------------
End of the Month Discounted Receivables :                                                                                0.00
                                                                                                ------------------------------
End of the Month Total Receivables :                                                                        22,306,827,429.35
                                                                                                ------------------------------

Excess Funding Account Balance                                                                                           0.00
                                                                                                ------------------------------
Adjusted Invested Amount of all Master Trust Series                                                         18,351,504,048.68
                                                                                                ------------------------------

End of the Month Seller Percentage                                                                                     14.42%
                                                                                                ------------------------------


CAPITAL ONE MASTER TRUST (DELINQUENCIES AND LOSSES)
MONTHLY PERIOD : October 2001
                                                                            ACCOUNTS                              RECEIVABLES
                                                                            --------                              -----------

End of the Month Delinquencies :
      30 - 59 Days Delinquent                                             451,911.00                           388,757,635.58
                                                         ----------------------------           ------------------------------
      60 - 89 Days Delinquent                                             292,174.00                           260,257,891.00
                                                         ----------------------------           ------------------------------
      90 + Days Delinquent                                                612,610.00                           577,846,216.47
                                                         ----------------------------           ------------------------------

      Total 30 + Days Delinquent                                        1,356,695.00                         1,226,861,743.05
                                                         ----------------------------           ------------------------------

      Delinquencies 30 + Days as a Percent of
       End of the Month Total Receivables                                                                                5.50%
                                                                                                ------------------------------

Defaulted Accounts During the Month                                       192,593.00                           101,766,488.79
                                                         ----------------------------           ------------------------------

Annualized Default Rate as a Percent of Beginning
   of the Month Principal Receivables                                                                                    5.59%
                                                                                                ------------------------------





*  See note on last page of the report

CAPITAL ONE MASTER TRUST (COLLECTIONS)
MONTHLY PERIOD : October 2001

                                                                         COLLECTIONS                              PERCENTAGES
                                                                         -----------                              -----------
Total Collections and Gross Payment Rate                            3,551,221,801.20                                   15.63%
                                                         ----------------------------           ------------------------------

Collections of Principal Receivables and Principal
   Payment Rate                                                     3,116,077,766.43                                   14.26%
                                                         ----------------------------           ------------------------------

      Prior Month Billed Finance Charge and Fees                      349,592,783.54
                                                         ----------------------------
      Amortized AMF Income                                             38,468,982.51
                                                         ----------------------------
      Interchange Collected                                            34,951,531.17
                                                         ----------------------------
      Recoveries of Charged Off Accounts                               25,584,057.27
                                                         ----------------------------
      Collections of Discounted Receivables                                     0.00
                                                         ----------------------------

Collections of Finance Charge Receivables and
   Annualized Yield                                                   448,597,354.49                                   24.64%
                                                         ----------------------------           ------------------------------

CAPITAL ONE MASTER TRUST (AMF COLLECTIONS)
MONTHLY PERIOD : October 2001

Beginning Unamortized AMF Balance                                                                              188,661,620.70
                                                                                                ------------------------------
+     AMF Slug for Added Accounts                                         502,878.95
                                                         ----------------------------
+     AMF Collections                                                  25,015,662.79
                                                         ----------------------------
-     Amortized AMF Income                                             38,468,982.51
                                                         ----------------------------
Ending Unamortized AMF Balance                                                                                 175,711,179.93
                                                                                                ------------------------------







                                                   /s/ Tom Feil
                                                  ---------------------------
                                                   Tom Feil
                                                   Director of Securitization




*For calculation purposes Beginning of Month Principal Receivables includes Additional Principal Receivables.




                                                                    Page 8 of 51